HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated March 12, 2013 to your Prospectus

FUND CLOSURES

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC. – CLASS A

Effective at the close of business on April 8, 2013, the Prudential Jennison Mid-Cap Growth Fund, Inc. Sub-Account will be closed to new Contracts.  Plan sponsors that selected the Sub-Account prior to the close of business on May 8, 2013 may continue to open accounts for participants in the Plan.

OPPENHEIMER DEVELOPING MARKETS FUND – CLASS A

Effective at the close of business on April 12, 2013, the Oppenheimer Developing Markets Fund Sub-Account will be closed to new Contracts.  Plan sponsors that selected the Sub-Account prior to the close of business on July 15, 2013 may continue to open accounts for participants in the Plan.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.